Gap Inc. Fiscal 2022 Katrina O’Connell CHIEF FINANCIAL OFFICER Bob Martin INTERIM CHIEF EXECUTIVE OFFICER FOURTH QUARTER EARNINGS RESULTS Haio Barbeito OLD NAVY CHIEF EXECUTIVE OFFICER

Forward Looking Statements / Non-GAAP Financial Measures FORWARD LOOKING STATEMENTS This conference call and webcast contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements. Forward-looking statements include statements identified as such in our March 9, 2023 earnings press release. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements. Additional information regarding factors that could cause results to differ can be found in the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 2022, as well as the Company’s subsequent filings with the Securities and Exchange Commission. These forward-looking statements are based on information as of March 9, 2023. We assume no obligation to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. SEC REGULATION G This conference call and webcast include the non-GAAP measures adjusted gross profit, adjusted gross margin, adjusted operating expenses/adjusted SG&A, adjusted operating income (loss), adjusted operating margin, adjusted net income (loss), and adjusted diluted earnings (loss) per share. The description and reconciliation of these measures from the most directly comparable GAAP measure is included in our March 9, 2023 earnings press release, which is available on investors.gapinc.com.

THE POWER OF SHE A SPIRIT OF ADVENTURE MODERN AMERICAN OPTIMISM Our purpose-led, billion-dollar lifestyle brands WE BELIEVE IN THE DEMOCRACY OF STYLE

Q4 2022 Net Sales Growth & Comparable Sales (6%) (6%)(9%)(6%) (1%) CO MP: (7%) (3%)(4%)(5%) (5%) NE T:

Q4 2022 Q4 2021 (1) Q4 2022 vs. Q4 2021 Net Sales $4,243 $4,525 (6%) Comparable Sales (5%) +3% Gross Profit % of Sales $1,424 33.6% $1,523 33.7% (7%) (10 bps) Merchandise Margin B/(W) ROD % of Sales B/(W) +20 bps (30 bps) Operating Expenses % of Sales $1,454 34.3% $1,515 33.5% (4%) +80 bps Operating Income (Loss) % of Sales ($30) (0.7%) $8 0.2% n/a (90 bps) Net Income (Loss) Diluted Earnings (Loss) Per Share ($273) ($0.75) ($16) ($0.04) ($0.71) Q4 2022 P&L Summary (REPORTED) ($ Millions) UNAUDITED (1) Includes costs related to changes in the company’s European operating model.

Q4 2022 (1) Q4 2021 Q4 2022 vs. Q4 2021 Net Sales $4,243 $4,525 (6%) Comparable Sales (5%) +3% Gross Profit % of Sales $1,424 33.6% $1,523 33.7% (7%) (10 bps) Merchandise Margin B/(W) ROD % of Sales B/(W) +20 bps (30 bps) Adjusted Operating Expenses % of Sales $1,454 34.3% $1,507 (2) 33.3% (2) (4%) +100 bps Adjusted Operating Income (Loss) % of Sales ($30) (0.7%) $16 (2) 0.4% (2) n/a (110 bps) Adjusted Net Income (Loss) Adjusted Diluted Earnings (Loss) Per Share ($273) ($0.75) ($8) (2) ($0.02) (2) ($0.73) Q4 2022 P&L Summary ($ Millions) UNAUDITED (1) There were no adjusted metrics in Q4 2022. (2) The description and reconciliation of these measures from their nearest GAAP measure is included in our March 9, 2023 earnings press release, which is available on investors.gapinc.com. (VS. Q4 2021 ADJUSTED)

FY 2022 Net Sales Growth & Comparable Sales (9%) +7%(7%)(6%) +2% (12%) +9%(4%)(7%) (5%)CO MP: NE T:

FY 2022 (1) FY 2021 (2) FY 2022 vs. FY 2021 Net Sales $15,616 $16,670 (6%) Comparable Sales (7%) +6% Gross Profit % of Sales $5,359 34.3% $6,637 39.8% (19%) (550 bps) Merchandise Margin B/(W) ROD % of Sales B/(W) (500 bps) (50 bps) Operating Expenses % of Sales $5,428 34.8% $5,827 35.0% (7%) (20 bps) Operating Income (Loss) % of Sales ($69) (0.4%) $810 4.9% (530 bps) Net Income (Loss) Diluted Earnings (Loss) Per Share ($202) ($0.55) $256 $0.67 ($1.22) FY 2022 P&L Summary (REPORTED) ($ Millions) UNAUDITED (1) Includes impairment charges related to unproductive inventory and Yeezy Gap, costs related to the transition of the Old Navy Mexico business and a gain on sale of the UK distribution center. (2) Includes one-time fees associated with restructuring the company’s long-term debt and charges related to divestiture activity and changes to the company’s European operating model.

FY 2022 FY 2021 FY 2022 vs. FY 2021 Net Sales $15,616 $16,670 (6%) Comparable Sales (7%) +6% Adjusted Gross Profit % of Sales $5,470 (1) 35.0% (1) $6,628 (1) 39.8% (1) (17%) (480 bps) Merchandise Margin B/(W) ROD % of Sales B/(W) (430 bps) (50 bps) Adjusted Operating Expenses % of Sales $5,476 (1) 35.1% (1) $5,718 (1) 34.3% (1) (4%) +80 bps Adjusted Operating Income (Loss) % of Sales ($6) (1) 0.0% (1) $910 (1) 5.5% (1) (550 bps) Adjusted Net Income (Loss) Adjusted Diluted Earnings (Loss) Per Share ($145) (1) ($0.40) (1) $552 (1) $1.44 (1) ($1.84) (1) The description and reconciliation of these measures from their nearest GAAP measure is included in our March 9, 2023 earnings press release, which is available on investors.gapinc.com. ($ Millions) FY 2022 P&L Summary (ADJUSTED) UNAUDITED

OVER 40 MILLION ACTIVE LOYALTY MEMBERS (1) Spend 2X more annually (2) 3X more likely to shop across channels (2) 3X more likely to shop multiple brands (2) (1) Defined as loyalty members who have made a purchase in the past 12 months, includes credit card holders. (2) Based on rolling 12-month data through January 2023. Improving Value by Turning Customers into Lifetime Loyalists

We have Omni-Strength in North America CHANNEL REGION • Less than 20% of revenue generated from indoor malls • Over 90% of net sales generated in North America and partnering to amplify our reach internationally ■ Old Navy 53% ■ Gap 24% ■ Banana Republic 14% ■ Athleta 9% ■ U.S. 85% ■ Canada 8% ■ Asia 4% ■ Other 2% ■ Europe 1% BRAND ■ Strip & Lifestyle Centers 40%(1) ■ Online 38%(2) ■ Indoor Mall 18% ■ Street 4% Note: All data based on FY 2022 net sales. (1) Includes Open Air Malls and Outlet Centers. (2) Also includes sales from products that are picked up or shipped from stores.

Rationalizing our North America Fleet • On-track to close 350 N.A. Gap and Banana Republic stores by the end of Fiscal 2023 121 6 1027 966 912 ~866 2019 2020 2021 2022 2023E NORTH AMERICA STORE COUNT Banana Republic Gap

Commitment to Environmental, Social & Governance Performance (1) Defined as: Better Cotton (formerly BCI), verified US-grown cotton (USCTP), organic, in-conversion (to verified organic), recycled or regenerative. (2) PFC (defined as PFAS, per-and polyfluoroalkyl substances)-based finishes are no longer being used intentionally in production. Most products in store as of January 1, 2023 are produced without PFC- based finishes, but due to transportation and store inventory timelines, some styles available for purchase still have a PFC-based finish. 1.29 Million+ 15,000+ 2.3 Million+ 100%81%A Rating received for CDP Water of cotton sourced from more sustainable sources (1) of fabrics with PFC-based finishes successfully converted or exited women and girls reached by P.A.C.E. since 2007 youth hired by This Way Onward since 2007 people reached with improved water access through Women + Water since 2017 (2)